ALPS SERIES TRUST

Cognios Market Neutral Large Cap Fund (the “Fund”)

SUPPLEMENT DATED SEPTEMBER 2, 2015 TO THE FUND’S PROSPECTUS DATED JANUARY 28, 2015

Effective immediately, the following revisions have been made to the Fund’s Prospectus:

The Fees and Expenses table and related footnotes on page 3 of the Fund’s Prospectus are deleted in their entirety and replaced with the following:

	Investor Class	Institutional Class
Shareholder Fees
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Annual Fund Operating Expenses (1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.40%	1.93%
Dividend Expense(1), Borrowing Costs and Brokerage Expenses on Securities Sold Short	2.01%	2.01%
Total Annual Fund Operating Expenses (2)	6.16%	5.44%
Fee Waiver and Expense Reimbursement (3)	(2.20)%	(1.73)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (4)	3.96%	3.71%

(1) Dividend Expense reflects dividends paid on borrowed securities and are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Cognios Capital, LLC (the “Adviser”).

(2) Total Annual Fund Operating Expenses excluding Dividend Expense (dividends paid on borrowed securities) are:

Investor Class

Institutional Class

4.15%

3.43%

(3) Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has agreed contractually to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs) to the extent necessary to limit the Total Annual

13924351.2 (8/24/2015 10:30 AM)

Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses to 1.70% of the Fund’s average annual net assets. The Fee Waiver Agreement is in effect through January 31, 2016 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.

(4)  Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement excluding Dividend Expenses, borrowing costs and brokerage expenses on securities sold short are:

Investor Class

Institutional Class

1.95%

1.70%

The section titled “Performance of a Similar Private Fund Managed by Cognios Capital, LLC” on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

Prior Performance of Similar Accounts Managed by the Adviser

The following performance information is from the Cognios Market Neutral Quantitative Large Cap Value Composite (the “Composite”), which was created by the Adviser on January 1, 2012. As of June 30, 2015, the total assets for the Composite are approximately $34.3 million and the net assets are $17.7 million.

The Adviser serves as investment adviser to both the Fund and the accounts within the Composite. Likewise, the Fund and the accounts within the Composite also share the same portfolio management team.

The Fund will be managed substantially similarly to that of the Composite and has substantially similar investment objectives, policies and strategies. The Composite consists of all accounts that the Adviser manages that are substantially similar to the Fund. The Adviser’s market neutral quantitative large cap value strategy seeks to  derive total returns strictly from stock picking Alpha, with none of the return over time coming from the general up and down movement of the broader stock market. Over time, since the strategy is Beta-adjusted market neutral, the strategy’s total return is expected to be largely independent of the positive or negative total returns of the broad stock market.

The information set forth below illustrates how the performance of the Composite has varied over certain time periods since its inception. The table provides the annual net returns for the specified periods and how they compare to that of the HFRX EH: Equity Market Neutral Index, the Fund’s benchmark. The Index is not actively managed and is not available for direct investment. The past performance of the Composite is no guarantee of future results or trends. The returns of the Composite are calculated net (after the deduction) of any management fees payable to the Adviser or other expenses for services not covered by the Adviser’s management fee. The Fund’s management fee and other Fund expenses will similarly reduce your return on an investment in the Fund. Because the fees and expenses of the accounts within the Composite may be lower than the fees and expenses of the Fund, using the fees and expenses of the Fund to calculate the net returns of the Composite may have lowered such Composite’s returns.

The performance of the Composite does not represent the historical performance of the Fund in this Prospectus and should not be considered indicative of future performance of the Fund. Results may differ from the Composite because of, among other things, differences in, account expenses, including management fees, the size of positions taken in relation to account size,  timing of purchase and sales, stability and frequency of cash inflows and outflows, and availability of cash for new investments. In addition, not all of the accounts included in the Composite are subject to certain investment limitations, diversification or other restrictions (including, without limitation, certain restrictions on investing in illiquid securities) that are imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have further adversely affected the performance results of the Composite.

All performance as of June 30, 2015

Description	YTD	1 Year	3 Year	Inception*

Cognios Market Neutral Quantitative Large Cap Value Composite - NET Performance**	2.81%	7.36%	5.16%	7.73%
HFRX EH: Equity Market Neutral Index***	0.84%	3.27%	2.16%	0.38%

*	Inception is January 1, 2012 for the Cognios Market Neutral Quantitative Large Cap Value Composite.

**

The Composite includes all portfolios that employ up to, but not more than, 2 times leverage and are invested in long/short positions of US large cap equities that are constituents of the S&P 500. Portfolios in this composite are market neutral on a Beta-adjusted basis and employ the firm’s proprietary quantitative “ROTA/ROME®” investment strategy. Over time, the returns of these portfolios should have a low correlation to the S&P 500 with negligible amounts of Beta relative to the S&P 500.

The Adviser claims compliance with the Global Investment Performance Standards (GIPS®). The Adviser has been independently verified for the periods October 1, 2008 to December 31, 2014. For GIPS purposes, the firm is defined as: “Cognios Capital, LLC (the “Adviser”), an investment firm registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940.  The Adviser manages assets for private funds, registered funds, and separately managed accounts.” To receive a complete list and description of the Adviser’s composites and/or a presentation that adheres to the GIPS® standards, please call 913-214-5000. Returns are calculated in U.S. dollars.

Additional information regarding the Adviser’s policies for calculating and reporting returns is available upon request.

***

The HFRX EH: Equity Market Neutral Index, the benchmark of the Fund, is used for comparative purposes only. The HFRX EH: Equity Market Neutral Index is a common benchmark for long/ short market neutral hedge funds (funds traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the SEC). These strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. These can include both Factor-based and Statistical Arbitrage/Trading strategies. Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

Investments made by the Adviser on behalf of the accounts within the Composite may differ from those of the benchmark and may not have the same investment strategy. Accordingly, investment results for such accounts, as well as for the Fund, will differ from those of the benchmark.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.